Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): December 27, 2004

Bay View Securitization Corporation

(Exact name of registrant as specified in charter)

Delaware	333-30048	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

This amendment to the registrant’s report on Form 8-K, as filed on December 27, 2004, amends and restates Form 8-K, and is being filed to correct an error in Item 9.01 and the Exhibit as previously filed herewith.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit

Exhibit 99.1 Monthly Servicing Report for the Collection Period ending November 30, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST
	BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: December 27, 2004		By:	/s/ Lisa Staab

Lisa Staab VP, Controller